UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

IMPRIMIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12264 El Camino Real, Suite 350
San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Loan Agreement

On May 11, 2015, Imprimis Pharmaceuticals, Inc. (the “Company”) entered into a loan and security agreement (the “Loan Agreement”) with IMMY Funding LLC, an affiliate of Life Sciences Alternative Funding LLC (the “Lender”), as lender and collateral agent. Pursuant to the terms of the Loan Agreement, the Lender made available to the Company term loans in the aggregate principal amount of up to $15,000,000, $10,000,000 of which was drawn on May 11, 2015 and the remaining $5,000,000 of which will be available to be drawn, at the Company’s option, upon the Company’s achievement of at least $15,000,000 in trailing 12-month revenue during any consecutive 12-month period through May 11, 2016. The Company intends to use the proceeds from the loans for working capital and general corporate purposes.

The term loans bear interest at a fixed per-annum rate equal to 12.5%. The Loan Agreement permits the Company to pay interest only on the principal amount loaned thereunder for the first three years, which interest-only period may be reduced to 20 months if the Company does not meet certain minimum revenue or cash balance requirements. After the end of the interest-only period, the Company will be required to pay interest, plus repayments of the principal amount loaned under the Loan Agreement, in 24 equal monthly installments. All amounts owed under the Loan Agreement, including a final fee equal to 5% of the aggregate principal amount loaned thereunder, will be due on the earlier of May 11, 2021 or 24 months after the end of the interest-only period. The Company may elect to prepay all, but not less than all, of the amounts owed under the Loan Agreement prior to the maturity date, provided that a prepayment fee equal to 5% of the principal amount of the loans prepaid is also paid. The Company is also obligated under the Loan Agreement to pay for certain expenses incurred by the Lender through and after the date of the Loan Agreement, including certain fees and expenses relating to the preparation and administration of the Loan Agreement.

Pursuant to the terms of the Loan Agreement, the Company is bound by certain affirmative covenants setting forth actions that the Company must take during the term of the Loan Agreement, including, among others, certain information delivery requirements, obligations to maintain certain insurance and certain notice requirements. Additionally, the Company is bound by certain negative covenants setting forth actions that the Company may not take during the term of the Loan Agreement without the Lender’s consent, including, among others, disposing of certain of the Company’s or its subsidiaries’ business or property, incurring certain additional indebtedness, entering into certain merger, acquisition or change of control transactions, paying certain dividends or distributions on or repurchasing any of the Company’s capital stock, or incurring any lien or other encumbrance on the Company’s or its subsidiaries’ assets, subject to certain permitted exceptions. Upon the occurrence of an event of default under the Loan Agreement (subject to cure periods for certain events of default), all amounts owed by the Company thereunder may be declared immediately due and payable by the Lender. Events of default include, among others, the following: the occurrence of certain bankruptcy events; the failure to make payments under the Loan Agreement when due; the occurrence of a material adverse change in the business, operations or condition of the Company or any of its subsidiaries; the breach by the Company or its subsidiaries of certain of their material agreements with third parties; the initiation of certain regulatory enforcement actions against the Company or its subsidiaries; the rendering of certain types of fines or judgments against the Company or its subsidiaries; any breach by the Company or its subsidiaries of any covenant (subject to cure periods for certain covenants) made in the Loan Agreement; and the failure of any representation or warranty made by the Company or its subsidiaries in connection with the Loan Agreement to be correct in any material respect when made.

The Company’s obligations under the Loan Agreement are guaranteed on a secured basis by its wholly owned subsidiaries, Pharmacy Creations, L.L.C. and South Coast Specialty Compounding, Inc. D/B/A Park Compounding. Each of the Company and its subsidiaries has granted the Lender a security interest in substantially all of its personal property, rights and assets, including intellectual property rights and equity ownership, to secure the payment of all amounts owed under the Loan Agreement.

The Company issued a press release announcing the Loan Agreement on May 12, 2015, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Lender Warrant

In connection with the Loan Agreement, the Company has issued to the Lender a warrant to purchase up to 125,000 shares of the Company’s common stock (the “Lender Warrant”). The Lender Warrant is exercisable immediately, has an exercise price of $7.85 per share and has a term of 10 years.

The foregoing is only a brief description of the Loan Agreement and the Lender Warrant, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the documents, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description regarding the Loan Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description regarding the Lender Warrant set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

The offer, sale and issuance of the Lender Warrant and the shares of the Company’s common stock to be issued upon the exercise thereof (collectively, the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Securities have been and will be sold and issued in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act based on the following facts: the recipient of the Securities has represented that it is an accredited investor as defined in Rule 501 promulgated under the Securities Act, that it has acquired or will acquire the Securities for investment for its own account and not with a view to the public resale or distribution of the Securities, and that it has the investment experience to evaluate the risks of the investment; the Company used no advertising or general solicitation in connection with the issuance and sale of the Securities; and the Securities have been and will be issued as restricted securities. The Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Loan and Security Agreement, dated May 11, 2015, by and between Imprimis Pharmaceuticals and IMMY Funding LLC.

10.2	Warrant to Purchase Stock, dated May 11, 2015, issued by Imprimis Pharmaceuticals, Inc.

99.1	Press Release issued by Imprimis Pharmaceuticals, Inc. on May 12, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPRIMIS PHARMACEUTICALS, INC.

Dated: May 12, 2015	By:	/s/ Andrew R. Boll
	Name:	Andrew R. Boll
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan and Security Agreement, dated May 11, 2015, by and between Imprimis Pharmaceuticals and IMMY Funding LLC.

10.2	Warrant to Purchase Stock, dated May 11, 2015, issued by Imprimis Pharmaceuticals, Inc.

99.1	Press Release issued by Imprimis Pharmaceuticals, Inc. on May 12, 2015.

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